UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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      Rule 14(c)-5(d)(2))

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GOLDTECH MINING CORPORATION

 (Name of the Registrant as Specified in its Charter)

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INFORMATION STATEMENT

April 5, 2006

GOLDTECH MINING CORPORATION

GENERAL

This Information Statement is being distributed to the holders of record of the Common Stock, par value $.001 per share ("Common Stock"), of Goldtech Mining Corporation, a Nevada corporation (the "Company"), at the close of business on March 31, 2006 (the “Record Date") under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Information Statement informs shareholders of actions taken and approved on March 15, 2006 by Jinqinq Dong, Chairman of the Board and Chief Executive Officer of the Company and holder of more than two-thirds of the Company’s outstanding shares of voting stock (the “Majority Shareholder”):

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to change the name of the Company to China Industrial Waste Management, Inc. (the “Name Change”);

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to authorize the Board of Directors to effect a one-for-one hundred (1:100) reverse stock split of the outstanding shares of Common Stock (the "Reverse Split"); and

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to approve the Company’s 2006 Equity Incentive Plan (the “Incentive Plan” and together with the Name Change and the Reverse Split, the “Corporate Actions”).

The Name Change will not become effective until the filing with the Office of the Secretary of State of Nevada of an Amendment to the Company’s Articles of Incorporation (the “Amendment”) at least 20 days after the date of the mailing of this Information Statement to the Company’s shareholders.  Each of the other Corporate Actions will not become effective until at least 20 days after the date of the mailing of this Information Statement to the Company’s shareholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Introduction

On November 11, 2005, the Company entered into and consummated  an Agreement and Plan of Merger (the “Merger Agreement”) with China Industrial Waste Management Ltd., a Delaware corporation (“CIWM”), the stockholders of CIWM, and Dalian Acquisition Corp., a Delaware corporation wholly-owned by the Company (“Newco”) formed to effect the merger of CIWM with and into Newco (the “Merger”).  In the Merger, the stockholders of CIWM received

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64,000 shares of the Company’s newly-designated Series A Convertible Preferred Stock (the “Series A Stock”) in exchange for the outstanding shares of CIWM. CIWM is now a wholly-owned subsidiary of the Company.

    CIWM, through its 90%-owned subsidiary, Dalian Dong Tai Industrial Waste Treatment Co., Ltd., a limited liability company under the laws of the People’s Republic of China (the “PRC”), is engaged in the collection, treatment, disposal and recycling of industrial wastes in the PRC.  For additional information on Company’s business see the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2005.

Each share of Series A Stock is convertible into 10,000 shares of Common Stock and votes together with the Common Stock as a single class on all matters on which shareholders are entitled to vote, with each share of Series A Stock entitled to a number of votes to which the holder would be entitled on an as converted basis, initially 10,000 votes per share of Series A Stock, while each share of Common Stock is entitled to only one vote, except as to matters on which a class vote is required under the certificate of designation creating the Series A Stock or Nevada law.  Since the Company does not have sufficient authorized but unissued shares of Common Stock to effect a full conversion of the Series A Stock, the holders of the Series A Stock have agreed that they will not convert their shares of Series A Stock until the Company has sufficient available shares for a full conversion.

 On March 15, 2006, the Board of Directors approved an amendment to the Articles of Incorporation, subject to shareholder approval, changing the name of the Company to “China Industrial Waste Management, Inc.” and creating additional authorized but unissued shares of Common Stock by effecting the Reverse Split without changing the number of authorized shares of Common Stock. In addition, the Board adopted, subject to shareholder approval, the Company’s 2006 Equity Incentive Compensation Plan.  On March 15, 2006, Jinquing Dong, the Chairman of the Board and Chief Executive Officer of the Company, and the holder of a majority of the Company’s voting stock, signed a written consent approving each of the Corporate Actions. Under SEC Regulation 14C, corporate action taken by consents or authorizations may not become effective until at least 20 days after this Information Statement is sent or given to shareholders.

As a result of the Merger, CIWM is now our direct, wholly-owned subsidiary and the Company now conducts its business through CIWM’s 90%-owned subsidiary, Dalian Dong Tai Industrial Waste Treatment Co., Ltd. Consequently, we no longer are a shell company, as such term is defined under Rule 12b-2 of the Exchange Act.

Change In Control of the Company

On November 11, 2005, the Majority Shareholder received in the Merger 46,904 shares of Series A Stock, representing approximately 70.2% of the outstanding voting shares of the Company.

By virtue of the acquisition of a majority of the Company’s voting securities in the Merger, the Majority Shareholder acquired control of the Company on November 11, 2005. At the closing of the Merger, the Majority Shareholder and John Leo were appointed to the Board of Directors of the Company and the Majority Shareholder was elected Chief Executive Officer and Chief Financial Officer of the Company and Mr. Leo was elected Secretary, and Tracy Kroeker resigned as the CEO.

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In November 2005, the Company filed an information statement with the SEC relating to the change in control of our Board of Directors containing the information required under Rule 14f-1 of the Exchange Act and distributed that information statement to all holders of record of Common Stock. Ron Shaver resigned as a director upon the mailing of the information statement to stockholders and subsequently Ralph Jordan also resigned as a director.

THE NAME CHANGE

The Board of Directors and the Majority Shareholder have approved an amendment to the Articles of

Incorporation of the Company to change its corporate name from Goldtech Mining Corporation to “China Industrial Waste Management, Inc. The new corporate name more closely identifies the Company with the business conducted by its indirectly majority-owned subsidiary, Dalian Dong Tai Industrial Waste Treatment Co., Ltd.

THE REVERSE SPLIT

At the time of the Reverse Split, holders of outstanding shares of Common Stock will receive one share of post-Reverse Split Common Stock for each 100 shares of pre-Reverse Split Common Stock held as of the close of business on the date the Amendment is filed.  No fractional shares of Common Stock will be issued in connection with the Reverse Split. All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share.   In connection with the Reverse Split, the Company’s Board of Directors, in its sole discretion, may provide special treatment to shareholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split. In the event the Board determines to provide such special treatment, shareholders holding 9,900 or fewer shares of Common Stock, but at least 5,000 shares of Common Stock, will receive 100 shares of Common Stock after the Reverse Split, and persons holding less than 5,000 shares of Common Stock would not be affected. The terms and conditions of special treatment afforded to the Company’s shareholders to preserve round lot shareholders, if any, including the record dates for determining which shareholders may be eligible for such special treatment, will be established in the discretion of the Board of Directors.

Reasons for the Reverse Split

The Reverse Split is being effected so that there will be a sufficient number of authorized, but unissued shares of Common Stock of the Company to issue upon the automatic conversion of all outstanding shares of Series A Stock.

Shareholders should note that the effect of the Reverse Split upon the market price for the Common Stock cannot be accurately predicted. We cannot assure you that the market price for shares of Common Stock will be proportionately greater after the Reverse Split than immediately prior to the Reverse Split, or that the market price will increase, or that any increase will be maintained for any period of time, after the Reverse Split. We also cannot assure you that the Reverse Split will not adversely impact the market price of the Common Stock.

Bid and ask quotations for the Common Stock appear on the NASD’s over-the-counter Bulletin Board under the symbol GMNC.OB.  As of March 31, 2006, there is a limited trading market for the Common Stock.

The bid and asked prices for the Common Stock as reported by Yahoo Finance on March 24, 2006 were: $.09 and $.12, respectively. These over-the-counter market bid and ask

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quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions. The last sales price for the Common Stock as reported by Yahoo Finance was $.09 on March 22, 2006. As of March 15, 2006, there were approximately 167 holders of record of the Common Stock and 10 holders of record of the Series A Stock.

Effects of the Reverse Split

Voting Rights.

 Holders of Common Stock will continue to have one vote for each share of Common Stock owned after the Reverse Split. Consequently, the voting and other rights of the holders of the Common Stock will not be affected by the Reverse Split, except for the treatment of fractional shares and the actions which the Board of Directors may undertake to preserve round lot holders, described below. However, the number of additional shares of Common Stock that the Company will issue upon conversion of each outstanding share of the Series A Stock, and the number of votes each share of Series A Stock will carry when voting together with the holders of Common Stock as a single class will be reduced from 10,000 to 100.

Number of Shareholders; Par Value and Authorized Shares. The number of shareholders of record will not be affected by the Reverse Split. The par value and authorized number of shares of Common Stock under the Company’s Articles of Incorporation will remain the same following the effective time of the Reverse Split.

Number of Shares Outstanding.  The number of shares of Common Stock issued and outstanding will be reduced following the effective time of the Reverse Split.  As a result of the Reverse Split, each 100 shares of Common Stock owned before the effective time of the Reverse Split will be converted automatically into one share of Common Stock, without any action on the part of the shareholders, subject to adjustment for fractional shares.

  All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share.   In connection with the Reverse Split our Board of Directors, in its discretion, may provide special treatment to certain shareholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split. In the event our Board determines  to  provide  such  special  treatment, shareholders holding 9,900 or fewer shares of Common Stock, but at least 5,000 shares of common stock will receive 100 shares of Common Stock after the Reverse Split, and persons  holding less than 5,000 shares of Common Stock would not be affected. The terms and conditions of special treatment afforded to our shareholders to preserve round lot shareholders, if any, including the record dates for determining which shareholders may be eligible for such special treatment, will be established in the discretion of our Board of Directors.

Public Status; Reporting Requirements. There is currently no intention for the Company to go private, and the Reverse Split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 promulgated by the Securities and Exchange Commission under the Exchange Act. Moreover, the Reverse Split will not increase the risk of the Company becoming a private company in the future. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act following the Reverse Split.

Issuance of Additional Shares. The number of authorized shares of Common Stock will continue to be 95 million after the Reverse Split.  However, the number of authorized but unissued

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shares of Common Stock effectively will be increased significantly by the Reverse Split because the 14,757,241  shares outstanding prior to the Reverse Split, which represents approximately 15.53% of the 95 million authorized shares, will be reduced to approximately 147,572 shares, or approximately .16% of the 95 million authorized shares. The issuance in the future of such additional authorized shares, including an aggregate of approximately 640,000,000 shares of Common Stock (6,400,000 shares giving effect to the Reverse Split) that will be issued upon the conversion of the Series A Stock, may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.  The effective increase in the number of authorized, but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board of Directors.  At this time, other than for the conversion of the Series A Stock, the exercise of outstanding warrants, and options to be granted under the 2006 Equity Incentive Plan and for shares of Common Stock to be awarded under the 2006 Equity Incentive Plan, the Board of Directors does not have plans to issue any shares of Common Stock resulting from the effective increase in the number of our authorized, but unissued shares generated by the Reverse Split.

Federal Income Tax Consequences

The Company will not recognize any gain or loss as a result of the Reverse Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the Federal income tax consequences of the Reverse Split.  The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such shareholder resides.  Shareholders are urged to consult their own tax advisers to determine the particular consequences of the Reverse Split to them.

2006 EQUITY INCENTIVE PLAN

Introduction

On March 15, 2006, our board of directors, subject to shareholder approval, adopted our 2006 Equity Incentive Plan (the “Incentive Plan”).

The Incentive Plan is intended to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of our Common Stock. An employee is an individual employed by us or one of our subsidiaries or parents. The Incentive Plan provides for benefits (collectively "Benefits") to be awarded in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (as described below and referred to hereafter as "SARs"), Restricted Stock, Performance Shares, Cash Awards, and Other Stock Based Awards, each of which is defined below.

Set forth below is a description of the material features of the Incentive Plan. This description is subject to and qualified in its entirety by the full text of the Incentive Plan, which is attached to this Information Statement as Appendix A.

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Description of the Plan

Number of Shares.  The number of shares of Common Stock which may be issued in connection with Benefits shall be 2,500,000 shares plus an annual increase, effective as of the first day of each calendar year, commencing with 2007, equal to Ten Percent (10%) of the number of outstanding shares of the Company’s Common Stock as of the first day of such calendar year, but in no event more than Ten Million (10,000,000) shares in the aggregate. Such shares may be authorized but unissued shares, shares held in our treasury, or both. If an option or SAR expires or is terminated, surrendered or canceled, without having been fully exercised, if Restricted Stock or Performance Shares are forfeited, or if any other grant results in shares of Common Stock not being issued, the shares covered by such option or SAR, grant of shares of Restricted Stock, Performance Shares or other grant, as the case may be, shall again be available for use under the Incentive Plan.

Changes in our Common Stock.   If there is any change in our Common Stock by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of shares subject to any outstanding options, SARs, grants of Restricted Stock Performance Shares which are not yet vested, and Other Stock Based Awards, and the price thereof, as applicable, will be appropriately adjusted.

Administration.  The Incentive Plan shall be administered by the board of directors or a committee of directors of the Company appointed by the board (the "Committee"). If a committee is appointed by the Board to administer the Incentive Plan, it shall consist of at least two directors who shall serve at the pleasure of the board of directors, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee.

     Subject to the express provisions of the Incentive Plan, the Committee has complete authority to, among other things: (i) determine when and to whom Benefits are granted and the type and amounts of Benefits; (ii) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted; (iii) interpret and construe the Incentive Plan and any agreement ("Agreement") evidencing and describing a Benefit; (iv) prescribe, amend and rescind rules and regulations relating to the Incentive Plan; (v) determine the form and contents of all Agreements; (vi) determine all questions relating to Benefits under the Incentive Plan; and (vii) take any other action which it considers necessary or appropriate for the administration of the Incentive Plan and to carry out the purposes of the Incentive Plan.

     Except as required by Rule 16b-3 with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), the Committee may delegate its authority to any employee, employees or committee.

Amendment, Termination and Change in Control.  The board of directors may amend the Incentive Plan at any time, except that the Board of Directors may not amend the Incentive Plan, without approval of the shareholders of the Company: (a) in a manner which would cause stock options which are intended to qualify as incentive stock options to fail to qualify; (b) in a manner which would cause the Incentive Plan to fail to meet the requirements of Rule 16b-3; or (c) in a

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manner which would violate applicable law. The Incentive Plan has no fixed termination date and shall continue in effect until terminated by the board of directors.

The amendment or termination of the Incentive Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the Committee if and to the extent permitted by the Incentive Plan or the document which evidences the Benefit or with the consent of the participant to whom such Benefit was granted.

In the event of a Change in Control, as defined below, the Committee may

          (a) provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or  realization of such Benefit;

          (b) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

          (c) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

In addition, upon a Change in Control:

          (a) all outstanding options shall become fully exercisable, except to the extent that the right to exercise the option is subject to restrictions established in connection with an SAR  that is issued in tandem with the option;

          (b) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an option that is issued in tandem with the SAR;

          (c) all shares of restricted stock shall become fully vested;

          (d) all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

          (e) all Cash Awards, other stock based awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

"Change in Control" means: The occurrence of any of the following:

          (a) An acquisition of any Common Stock or other voting securities of the Company entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" or "Group" (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (i) the Company, (ii) any Subsidiary or (iii) any employee benefit plan maintained by the Company or

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any Subsidiary, including a trust forming part of any such plan (an "Employee Benefit Plan");

          (b) When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board; and (ii) no individual shall be deemed to be a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

          (c) The consummation of a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where:

                    (A) the shareholders of the Company immediately prior to the merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                    (C)

          (d) A complete liquidation or dissolution of the Company; or

          (e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

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Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or Common Stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred.

Eligibility for Benefits.

     Benefits may be awarded to individuals selected by the Committee. Benefits may be awarded only to employees, members of the board of directors, employees and owners of entities which are not affiliates but which have a direct or indirect ownership interest in an employer, individuals who, and employees and owners of entities which, are customers or suppliers of an employer, individuals who, and employees and owners of entities which, render services to an employer, and individuals who, and employees and owners of entities which, have ownership or business affiliations with any individual or entity previously described. Approximately 260 employees (including officers and senior executive personnel), 2 directors and an estimated 50 other persons shall be entitled to participate in the Incentive Plan.

Types of Benefits.  Under the Incentive Plan, the Committee may grant a number of different types of Benefits. A summary of the principal characteristics of various types of Benefits which may be granted is set forth below.

Stock Options.

Two types of stock options may be granted under the Incentive Plan. Stock options intended to qualify for special tax treatment under Section 422 of the Code are referred to as "Incentive Stock Options," and options not intended to so qualify are referred to as "Non-Qualified Stock Options." In the case of Non-Qualified Stock Options, the option price shall be determined by the Committee but shall be no less than 100% of the fair market value of the shares of Common Stock on the date the option is granted and, in the case of Incentive Stock Options, the price shall be determined by the Committee but shall be no less than 100% of the fair market value of the shares of Common Stock on the date the option is granted.

Other Terms of Options.

The other terms of options shall be determined by the Committee. However, in the case of options intended to qualify as Incentive Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements are (i) the option must be granted within 10 years from the adoption of the Incentive Plan, (ii) the option may not have a term longer than 10 years, (iii) the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime, (iv) the maximum aggregate fair market value of Common Stock with respect to which such

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options are first exercisable by an optionee in any calendar year may not exceed $100,000; and (v) the option must be granted to an employee. In addition, if the optionee owns more than 10% of our Common Stock or more than 10% of the total combined voting power of all classes of stock of any subsidiary, the option price must be at least 110% of fair market value of the shares of Common Stock on the date the option is granted, and the option may not have a term longer than five years.

 SARs. An SAR is the right to receive an amount equal to the appreciation in value of one share of Common Stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs shall receive payment in cash, in Common Stock or in any combination of cash and Common Stock, as determined by the Committee. When SARs are granted in tandem with an Incentive Stock Option, the SARs must contain such terms and conditions as are necessary for the related option to qualify as an Incentive Stock Option. In addition, if SARs are granted in tandem with a stock option, the exercise of the option shall cause a correlative reduction in the SARs and the payment of SARs shall cause a correlative reduction in the shares under the option.

Restricted Stock.

Restricted Stock is Common Stock which is subject to forfeiture until a period of time has elapsed or certain conditions have been fulfilled. Unless the Committee determines otherwise, shares of Restricted Stock shall be granted at a cost equal to par value (presently $0.001 per share). Certificates representing shares of Restricted Stock shall bear a legend referring to the Incentive Plan, noting the risk of forfeiture of the shares and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock.

Performance  Shares.

Performance Shares are the right to receive Common Stock or cash equal to the fair market value of the Common Stock at a future date in accordance with the terms of the grant. Generally, such right shall be based upon the attainment of targeted profit and/or other performance objectives.

Cash Awards.

A Cash Award is a Benefit payable in cash. The maximum cash award that an individual who is subject to Section 16 of the Exchange Act may receive in any calendar year in the aggregate is the greater of $100,000 or 100% of his/her compensation (excluding any Cash Award) for such year.

Other Stock Based Awards.

An Other Stock Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

General Provisions Applicable to Benefits.  Under the Incentive Plan, the following provisions are applicable to one or more types of Benefits.

Agreement and Terms of Benefits.

The grant of any Benefit may be evidenced by an Agreement which describes the specific Benefit granted and the terms, conditions and provisions of, and restrictions relating to, such Benefit. Any Agreement shall contain such provisions as the Committee shall determine to be necessary, desirable and appropriate.

Transferability.

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Unless otherwise specified in an agreement or permitted by the Committee, each Benefit shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant's lifetime only by him/her.

Tandem Awards.

Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an Incentive Stock Option, except SARs.

Payment.

Upon the exercise of an option or in the case of any other Benefit that requires a payment to the Company, payment may be made either (i) in cash, including a so-called "cashless exercise," or (ii) with the consent of the Committee, (a) by the tender of shares of Common Stock having an aggregate fair market value equal to the amount due to the Company, (b) in other property, (c) by the surrender of all or part of a Benefit (including the Benefit being exercised or acquired), or (d) by any combination of the foregoing.

Dividend Equivalents.

Grants of Benefits in Common Stock or Common Stock equivalents may include dividend equivalent payments or dividend credit rights.

Deferral.

The right to receive a Benefit may, upon the request of the request of the recipient, be deferred for such period and upon such conditions as the Committee may determine.

Withholding.

At the time any Benefit is distributed under the Incentive Plan, we may withhold, in cash or in shares of Common Stock, from such distribution any amount necessary to satisfy income withholding requirements applicable to such distribution.

Limitation on Benefits.

The number of SARs which may be granted to any one individual in any calendar year shall not exceed 1,000,000.

Restrictions on Shares.

The Committee may require each person purchasing Common Stock pursuant to an option or receiving Common Stock pursuant to any other form of Benefit under the Incentive Plan to represent to and agree with the Company  in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the Incentive Plan may be subject to restrictive agreements between the Company  or a subsidiary and the participant. The Committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.

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U.S. Federal Tax Consequences of the Incentive Plan. The following is a summary of the U.S. federal income tax consequences of the Incentive Plan, based on the Company’s understanding of current income tax laws and regulations.

Incentive Stock Options.

The Company will be allowed no deduction by reason of the grant of an Incentive Stock Option. Subject to the effect of the Alternative Minimum Tax (“AMT”), discussed below, an optionee will not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, no income will result to the optionee by reason of the exercise, and no deduction will be allowable to the Company by reason of such exercise. Unless there is an “Early Disposition” (see the next paragraph), the optionee's basis in the shares acquired upon exercise will be the amount the oprtionee paid for the shares. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.

If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of the transfer of such shares to him/her ("Early Disposition"), the optionee will recognize as ordinary income the difference between his/her basis in the shares and the shares’ fair market value at the time of the exercise. In the case of an Early Disposition, the optionee’s basis will be the amount the optionee paid for the shares, plus the amount of income included in the optionee’s gross income as a result of the Early Disposition. In the case of an Early Disposition, the Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

When calculating income for AMT purposes, the excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is considered as part of AMT income (a "Stock Option Preference") for the year in which the option is exercised. If, however, an Early Disposition occurs in the year in which the option is exercised, the maximum amount of the Stock Option Preference is the gain on the disposition of the shares.

Non-Qualified Stock Options.

Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options. Although an optionee does  not recognize income at the time of the grant of the option, he/she recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the shares.

As a result of the optionee's exercise of a Non-Qualified Stock Option, Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. Company’s deduction will be taken in the taxable year in which the option is exercised.

12

The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

SARs.

Recipients of SARs will not recognize income upon the grant of such rights. When a participant elects to receive payment of an SAR, he recognizes ordinary income in an amount equal to the cash and fair market value of shares of common stock received, and the Company is  entitled to a deduction equal to such amount.

Restricted Stock; Performance Shares.

Transferees of Restricted Stock will not recognize income at the time of the grant of such stock, nor will transferees of Performance Shares, if, in the case of Performance Shares, the terms and conditions attached to such Shares constitute a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code (the “Code”).  When shares of Restricted Stock and substantial-risk-of-forfeiture Performance Shares become free of their risks of forfeiture, transferees will recognize ordinary income in an amount equal to the fair market value of the stock on the date those risks end, less, in the case of Restricted Stock, the amount paid for the Stock. Alternatively, the transferee of Restricted Stock and substantial-risk-of-forfeiture Performance Shares may elect (within 30 days of the date of the transfer) to recognize income upon the grant of the stock, rather than at the time the risks end, in which case the amount of income recognized will be the fair market value of the stock on the date of grant less, in the case of Restricted Stock, the amount paid for the Stock. The Company will be entitled to deduct as compensation the amount includible in the transferee's income in the taxable year in which the transferee recognizes the income.

Cash Awards.

Cash Awards are taxable as ordinary income when received or constructively received by a participant. The Company is entitled to deduct the amount of a Cash Award when the award is taxable to the recipient.

Taxation of Preference Items.

Section 55 of the Code imposes the AMT equal to the excess, if any of (a) 26% of the optionee’s "alternative minimum taxable income" up to $175,000, plus (b) 28% of such income in excess of $175,000, over (c) his/her "regular" U.S. federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $58,000 for married taxpayers filing jointly, $40,250 for single taxpayers, and $29,000 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

Change of Control.

If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. An employee receiving an Excess Parachute Payment will incur an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company will not be entitled to a deduction for such payment.

13

Limitation on Deduction.

Section 162(m) of the Code provides that no deduction is allowed for certain remuneration with respect to a “covered employee” to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting Section 162(m), an employee is a covered employee if (a) as of the close of the taxable year, he/she is the chief executive officer of the taxpayer or is an individual acting in such capacity, or  (b) the total compensation of such employee for the taxable year is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of such employee being among the four highest compensated officers for the taxable year (other than the chief executive officer). Section 162(m) does not apply to compensation payable solely on account of the attainment of one or more performance goals if (c) the performance goals are determined by a compensation committee of the board of directors of the taxpayer which is comprised solely of two or more outside directors, (d) the material terms under which the remuneration is to be paid, including the performance goals, are disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such remuneration, and (e) before any payment of such remuneration, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied. Section 162(m) apply to compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on amount of attainment of a performance goal as long as the shareholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced (but not below zero) by the amount (if any) that would have been included in the compensation of the covered employee for the taxable year, but for being disallowed by reason of Section 280G.

The foregoing statement is only a summary of the U. S. federal income tax consequences of the Incentive Plan, and is based on the Company’s understanding of present U. S. federal tax laws and regulations.

NEW PLAN BENEFITS

Grants under the Incentive Plan are made at the discretion of our board of directors or the Committee administering the Incentive Plan. Accordingly, future grants under the Incentive Plan are not yet determinable.

Authorization by the Majority Shareholder

Under Section 78.320 of the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  Under Chapter 78 of the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, the approval of each of the Corporate Actions requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders.

On March 15, 2006, the Majority Shareholder, the holder of approximately 70.2% of the total outstanding voting stock on such date, authorized the Corporate Actions and the filing of the Amendment by Written Consent of the Majority Shareholder as set forth in Exhibit A to this Information Statement. As of the close of business on March 24, 2006, the Company had

14

outstanding 64,000 shares of Series A Stock and 14,757,241 shares of Common Stock, its only classes of voting securities as of that date.  Holders of shares of Series A Stock vote together with the holders of Common Stock as a single class on all matters on which shareholders are entitled to vote, with each share of Series A Stock having a number of votes equal to the number of shares of Common Stock into which it then may be converted (initially 100 shares) and each share of Common Stock having only one vote, except as to matters which require a class vote under the certificate of designation creating the Series A Stock or Nevada law.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Corporate Actions and is furnishing this Information Statement solely for the purpose of informing shareholders of the Corporate Actions, in the manner required under the Exchange Act, before the Corporate Actions may be taken.

Effective Date

The Incentive Plan will become effective on the 20th day after this Information Statement is first mailed to shareholders.  The Reverse Split and the Name Change will become effective immediately upon the filing of a certificate of amendment to the Articles of Incorporation of the Company with the Office of the Secretary of State of Nevada.  The filing will be made at least 20 days after the date this Information Statement is first sent to shareholders. At the time of filing, all then outstanding shares of Common Stock will be converted, without any action on the part of the shareholders, into a new lesser number of shares of Common Stock in accordance with the ratio of 1 new post-split share for each 100 shares owned immediately prior to the Reverse Split, except that an additional new share will be issued for each fractional share resulting from the Reverse Split and subject to the Board of Directors, in its discretion, taking the action necessary to preserve round lot holder described below.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement.  Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders.  Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board of Directors, nor the approval by the Majority Shareholder, of the Reverse Split, the Name Change or the Incentive Plan provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder's shares under the Chapter 78 of the Revised Nevada Statutes, the Articles of Incorporation, or the Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 24, 2006 with respect to the beneficial  ownership of the outstanding common stock by (i) any holder of more than five (5%)

15

percent;  (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name and Address                                                   Shares of                       Percent

of Beneficial Owner                                           Common Stock                  of Class

Jinqing Dong

469,040,000

 (1)

 98.37%

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

John Leo

46,500,000

 (2)

85.68%

100 Wall Street

15th Floor

New York, New York 10005

Ralph Jordan

1,004,900

 (3)

12.93%

4904 Waters Edge Dr Suite 160

Raliegh, NC 27606

Jun Li

15,990,000

 (1)

67.29%

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

Xin Guo

10,660,000

(1)

57.83%

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

Ruiguang Liu

0

0%

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

Huaqin Zhou

41,080,000

 (1)

84.09%

18 Kimberly Court

East Hanover, NJ 07936

Warner Technology and Investment Corp.

19,420,000

 (1)

71.41%

18 Kimberly Court

East Hanover, NJ 07936

Wenyi Guo

15,990,000

 (1)

67.29%

16

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

Duanfeng Zhu

15,990,000

 (1)

67.29%

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

Tongjie Xing

5,330,000

 (1)

40.68%

Dalian Dong Tai Industrial

Waste Treatment Co., Ltd

No. 1 Huaihe West Road

E-T-D-Zone, Dalian, China 116600

Tracy Kroeker

1,250,000

16.08%

3-11, Suite 314, Bellerose Drive

St. Albert, Canada T8N 5C9

All officers and directors as

 a group (6 persons)

543,194,900

(4)

98.77%

___________________________________

(1) Represents shares of Common Stock underlying the Series A Stock.

(2)  Includes 38,750,000 shares of Common Stock underlying the Series A Stock owned by American Union Securities, Inc., of which Mr. Leo is the President and has voting and investment power over such shares.

(3) Includes 1,000,000 shares owned by Envyr Corporation, of which Mr. Jordan is the President and has voting and investment control over such shares.

(4) Includes shares of Common Stock as  explained  in footnotes  (1), (2) and (3) for the named officers and directors.

As of March 24, 2006, the Company had outstanding 64,000 shares of Series A Stock and 14,757,241 shares of Common Stock.  Each share of Series A Stock may be converted into 10,000 shares of Common Stock following the Reverse Split, which we expect will be effected not earlier than 20 days nor later than 25 days after the date this Information Statement is mailed to shareholders.

Shares of Series A Stock vote together with shares of Common Stock on all matters upon which stockholders are entitled to vote, except to the extent a class vote is required under Nevada law or as otherwise provided in the certificate of designation creating such series.  On those matters upon which the Series A Stock votes together with the Common Stock as a single class,

17

each share of Series A Stock counts as 10,000 votes before the Reverse Split and 100 shares after the Reverse Split as if converted, while each share of Common Stock only counts as one vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Reverse Split, the Name Change and the Incentive Plan to the Majority Shareholder.

By order of the Board of Directors

April 5, 2006

/s/ Jinqing Dong____________

Director and Chief Executive Officer

<

Exhibit A

WRITTEN CONSENT OF THE MAJORITY SHAREHOLDER OF

GOLDTECH MINING CORPORATION

THE UNDERSIGNED, being the holder of a majority of the outstanding voting shares of Common Stock of Goldtech Mining Corporation, a Nevada corporation (the "Corporation"), hereby adopts the following resolutions by written consent pursuant to Section 78.320(2) of the Nevada Revised Statutes, as if duly adopted at a duly called and noticed meeting:

RESOLVED, that Article I of the Articles of Incorporation of the Company be amended to read as follows:

ARTICLE I – NAME

The name of the corporation (hereinafter called the “Corporation”) is China Industrial Waste Management, Inc.”; and be it further

RESOLVED, that Article IV of the Articles of Incorporation of the Corporation be amended by combining (the “Reverse Split”) the outstanding shares of Common Stock of the Corporation on the basis that 100 of such shares of Common Stock shall become one (1) share of Common Stock without changing the par value of the shares of the Corporation; provided that no fractional shares of the Corporation shall be issued in connection with the Reverse Split and the number of shares to be received by a stockholder shall be rounded up to the nearest whole number of shares in the event that such stockholder would otherwise be entitled to receive a fractional share as a result of the Reverse Split; and be it further

RESOLVED, that the Corporation’s 2006 Equity Incentive Plan, in the form annexed hereto be, and hereby is approved; and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to prepare and file with the Securities and Exchange Commission (the “Commission”) and distribute to the stockholders of the Corporation an Information Statement pursuant to Regulation 14C under the Exchange Act (the “Information Statement”) with respect to the change in the name of the Corporation to China Industrial Waste Management, Inc.,  the Reverse Split and the 2006 Equity Incentive Plan, such Information Statement to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, in conformance with applicable laws, rules and regulations, any such determination to be conclusively evidenced by

19

the preparation, signing, filing and distribution by such officers of the Information Statement; and be it further

RESOLVED, that the record date for determining shareholders to receive the Information Statement (the “Record Date”) be, and it is hereby, fixed as the close of business on the date which is five days before the date of the Information Statement; and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and file with the Nevada Secretary of State an Amendment to the Articles of Incorporation of the Corporation (the “Amendment”) providing for the combination of the Corporation’s outstanding shares of stock on a 1:100 basis, without changing the par value of the resulting shares, such Amendment to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, any such determination to be conclusively evidenced by the execution, delivery and filing by such officers of the Amendment; and be it further

RESOLVED, that the effective date of the Reverse Split be, and it hereby is, fixed as the 20th day following the date the Information Statement is first mailed to shareholders of the Corporation; and be it further

RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and deliver all such further documents, instruments and agreements, and to do all such further acts and things, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable to effectuate the foregoing resolutions, any such determination to be conclusively evidenced by the execution and delivery by such officers of any such document, instrument or agreement or the doing by them of any such act or thing.

IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of the date indicated below.

/s/ Jinqing Dong

Jinqing

 Dong

                                                   Date: March 15, 2006

In his capacity as record holder of 46,904 shares of

Series A Convertible Preferred Stock, representing

approximately 70.2% of the outstanding voting stock

20

APPENDIX A

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

2006 EQUITY INCENTIVE PLAN

------------------------

TABLE OF CONTENTS

1. NAME AND PURPOSE

   1.1. Name………………………………………………………………………..1

   1.2. Purpose……………………………………………………………………...1

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

   2.1. General Definitions…………………………………………………………

1

        2.1.1.  Affiliate……………………………………………………………….

1

        2.1.2.  Agreement…………………………………………………………….

1

        2.1.3.  Benefit………………………………………………………………...

1

        2.1.4.  Board of Directors…………………………………………………….

1

        2.1.5.  Cash Award…………………………………………………………...

1

        2.1.6.  Change of Control…………………………………………………….

2

        2.1.7.  Code………………………………………………………………......

4

        2.1.8.  China Industrial Waste Management…………………………………

4

        2.1.9.  Committee…………………………………………………………….

4

        2.1.10.Common Stock………………………………………………………..

4

        2.1.11. Effective Date………………………………………………………...

4

        2.1.12. Employee……………………………………………………………..

4

        2.1.13. Employer……………………………………………………………..

4

        2.1.14. Exchange Act………………………………………………………...

4

        2.1.15. Fair Market Value……………………………………………………

4

        2.1.16. Fiscal Year…………………………………………………………...

5

        2.1.17. ISO…………………………………………………………………...

5

        2.1.18. NQSO………………………………………………………………...

5

        2.1.19. Option………………………………………………………………...

5

        2.1.20. Other Stock Based Award……………………………………………

5

        2.1.21. Parent…………………………………………………………………

5

        2.1.22. Participant……………………………………………………………

5

        2.1.23. Performance Based Compensation…………………………………...

5

        2.1.24. Performance Share…………………………………………………...

6

        2.1.25. Plan…………………………………………………………………...

6

        2.1.26. Reload Option………………………………………………………..

6

        2.1.27. Restricted Stock……………………………………………………...

6

        2.1.28. Rule 16b-3……………………………………………………………

6

        2.1.29. SEC…………………………………………………………………..

6

        2.1.30. Share…………………………………………………………………

6

        2.1.31. SAR…………………………………………………………………..

6

        2.1.32. Subsidiary……………………………………………………………

6

   2.2. Other Definitions…………………………………………………………...

7

   2.3. Conflicts…………………………………………………………………….

7

3. COMMON STOCK

   3.1. Number of Shares…………………………………………………………...

7

   3.2. Reusage……………………………………………………………………..

7

   3.3. Adjustments………………………………………………………………...

7

4. ELIGIBILITY

   4.1. Determined By Committee…………………………………………………

8

5. ADMINISTRATION

   5.1. Committee…………………………………………………………………..

8

   5.2. Authority……………………………………………………………………

8

   5.3. Delegation…………………………………………………………………..

9

   5.4. Determinations of Committee………………………………………………

9

6. AMENDMENT

   6.1. Power of Board of Directors………………………………………………..

9

   6.2. Limitation………………………………………………………………….

10

7. TERM AND TERMINATION

   7.1. Term……………………………………………………………………….

10

   7.2. Termination………………………………………………………………..

10

8. MODIFICATION OR TERMINATION OF BENEFITS

   8.1. General…………………………………………………………………….

10

   8.2. Committee's Right…………………………………………………………

10

9. CHANGE OF CONTROL

   9.1. Vesting and Payment……………………………………………………...

11

   9.2. Other Action……………………………………………………………….

11

10. AGREEMENTS AND CERTAIN BENEFITS

    10.1. Grant Evidenced by Agreement…………………………………………

12

    10.2. Provisions of Agreement………………………………………………...

12

    10.3. Transferability…………………………………………………………...

12

11. REPLACEMENT AND TANDEM AWARDS

    11.1. Replacement……………………………………………………………..

12

    11.2. Tandem Awards…………………………………………………………

12

12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

    12.1. Payment………………………………………………………………….

13

    12.2. Dividend Equivalents……………………………………………………

13

    12.3. Deferral………………………………………………………………….

13

    12.4. Withholding……………………………………………………………..

14

13. OPTIONS

    13.1. Types of Options………………………………………………………...

14

    13.3. Other Requirements for ISOs……………………………………………

14

    13.4. NQSOs…………………………………………………………………...

14

    13.5. Determinations by Committee…………………………………………...

14

14. SARS

    14.1. Grant and Payment………………………………………………………

14

    14.2. Grant of Tandem Award………………………………………………...

15

    14.3. ISO Tandem Award……………………………………………………..

15

    14.4. Payment of Award………………………………………………………

15

15. ANNUAL LIMITATIONS

    15.1. Limitation on Options and SARs………………………………………..

15

    15.2. Computations……………………………………………………………

15

16. RESTRICTED STOCK AND PERFORMANCE SHARES

    16.1. Restricted Stock…………………………………………………………

16

    16.2. Cost of Restricted Stock…………………………………………………

16

    16.3. Non-Transferability……………………………………………………...

16

    16.4. Performance Shares……………………………………………………...

16

    16.5. Grant…………………………………………………………………….

16

17. CASH

    17.1. Grant…………………………………………………………………….

16

    17.2. Rule 16b-3.………………………………………………………………

17

    17.3. Restrictions………………………………………………………………

17

18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS

    18.1. Other Stock Based Awards……………………………………………...

17

    18.2. Other Benefits…………………………………………………………...

17

19. MISCELLANEOUS PROVISIONS

    19.1. Underscored References………………………………………………....

17

    19.2. Number and Gender……………………………………………………..

17

    19.3. Unfunded Status of Plan………………………………………………...

18

    19.4. Termination of Employment…………………………………………….

18

    19.5. Designation of Beneficiary……………………………………………...

18

    19.6. Governing Law………………………………………………………….

18

    19.7. Purchase for Investment………………………………………………...

19

    19.8. No Employment Contract……………………………………………….

19

    19.9. No Effect on Other Benefits…………………………………………….

19

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

2006 EQUITY INCENTIVE PLAN

1.  NAME AND PURPOSE

     1.1  Name.

The name of this Plan is the "China Industrial Waste Management, Inc., 2006 Equity Incentive Plan."

     1.2  Purpose.

China Industrial Waste Management has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of China Industrial Waste Management Common Stock by Employees and other individuals, and to promote and further the best interests of China Industrial Waste Management by granting cash and other awards. This Plan is intended to be "Broadly Based" (as such term is used for purposes of rules promulgated by The National Association of Securities Dealers).

2.  DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

     2.1  General Definitions.

The following words and phrases, when used in this Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

       2.1.1  Affiliate.

A Parent or Subsidiary of China Industrial Waste Management.

       2.1.2  Agreement.

The document which evidences the grant of any Benefit under this Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

       2.1.3  Benefit.

Any benefit granted to a Participant under this Plan.

       2.1.4  Board of Directors.

The Board of Directors of China Industrial Waste Management.

       2.1.5  Cash Award.

A Benefit payable in the form of cash.

       2.1.6  Change of Control.

The occurrence of any of the following:

(a)

An acquisition of any Common Stock or other voting securities of China Industrial Waste Management entitled to vote generally for the election of directors (the "Voting Securities") by any "Person" or "Group" (as each such term is used for  purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock or the combined voting power of China Industrial Waste Management's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition by (i) China Industrial Waste Management, (ii) any Subsidiary or (iii) any employee benefit plan maintained by China Industrial Waste Management or any Subsidiary, including a trust forming part of any such plan (an "Employee Benefit Plan");

               (b)      When, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the Board of Directors (the "Incumbent Board of Directors"), cease for any reason to constitute at least 50% of the members of the Board of Directors; provided, however, that (i) if the election or nomination for election by China Industrial Waste Management’s shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board of Directors, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board of Directors; and (ii) no individual shall be deemed to be a member of the Incumbent Board of Directors if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

               (c)     The consummation of:

(i)    a merger, consolidation or reorganization involving China Industrial Waste Management or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of China Industrial Waste Management or any Subsidiary where:

                       (A)

the shareholders of China Industrial Waste Management (or such Subsidiary, as  the case may be) who immediately prior to the merger, consolidation or reorganization owned, directly or indirectly, at least 50% of the combined voting power of the outstanding Voting Securities of China Industrial Waste Management or such Subsidiary immediately following such merger, consolidation or reorganization, own at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation"), in substantially the same proportions as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                       (B)

the individuals who were members of the Incumbent Board of Directors immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the outstanding voting securities of the Surviving Corporation, and

                       (C)

no Person or Group, other than (1) China Industrial Waste Management, (2) any Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or common stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or common stock;

               (d)    A complete liquidation or dissolution of China Industrial Waste Management; or

               (e)    The sale or other disposition of all or substantially all of the assets of China Industrial Waste Management to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of China Industrial Waste Management’s as a result of an acquisition of Voting Securities or common stock by China Industrial Waste Management, which, by reducing the number of shares of Voting Securities or common stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or common stock by China Industrial Waste Management, and after such acquisition by China Industrial Waste Management, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or common stock, which increases the percentage of the then outstanding shares of Voting Securities or common stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred.

       2.1.7  Code.

The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

1.1.8

China Industrial Waste Management

China Industrial Waste Management, Inc.

       2.1.9  Committee.

The Committee described in Section 5.1.

       2.1.10  Common Stock.

China Industrial Waste Management’s common stock which presently has a par value of $.001 per Share.

       2.1.11  Effective Date.

The date that this Plan is approved by the shareholders of China Industrial Waste Management which must

occur within one year before or after approval by the Board of Directors.  Any grants of   Benefits prior to the approval by the shareholders of China Industrial Waste Management shall be void if such approval is not obtained.

       2.1.12  Employee

Any person employed by the Employer.

       2.1.13  Employer.

China Industrial Waste Management and all Affiliates.

       2.1.14  Exchange Act.

The Securities Exchange Act of 1934, as amended.

       2.1.15  Fair Market Value.

The closing price of the Company’s Shares then traded or quoted on the over-the-counter Bulletin Board, American Stock Exchange, or any other national stock exchange, as the case may be on a given date, or, in the absence of sales on a given date, the closing price on any of the above referenced quotation system or stock exchange on the last day on which a sale occurred prior to such date.

       2.1.16  Fiscal Year.

The taxable year of China Industrial Waste Management which is the calendar year.

       2.1.17  ISO.

An Incentive Stock Option as defined in Section 422 of the Code.

       2.1.18  NQSO.

A non-qualified stock Option, which is an Option that does not qualify as an ISO.

       2.1.19  Option.

An option to purchase Shares granted under this Plan.

       2.1.20  Other Stock Based Award.

An award under Section 18 that is valued in whole or in part by reference to, or otherwise based on, Common Stock.

       2.1.21  Parent.

Any corporation (other than China Industrial Waste Management or a Subsidiary) in an unbroken chain of corporations ending with China Industrial Waste Management, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than China Industrial Waste Management) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.1.22  Participant.

An individual who is granted a Benefit under this Plan. Benefits may be granted only to Employees, members of the Board of Directors, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an

Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and   owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

    2.1.23  Performance Based Compensation.

Compensation which meets the requirements of Section 162(m)(4)(C) of  the Code.

     2.1.24  Performance Share.

A Share awarded to a Participant under Section 16.4 of this Plan.

     2.1.25  Plan.

China Industrial Waste Management, Inc. 2006 Equity Incentive Plan and all amendments and supplements to it.

       2.1.26  Reload Option.

An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

       2.1.27  Restricted Stock.

Shares issued under Section 16.1 of this Plan.

       2.1.28  Rule 16b-3.

Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended, or any successor rule in effect from time to time.

       2.1.29  SEC.

The Securities and Exchange Commission.

       2.1.30  Share.

A share of Common Stock.

       2.1.31  SAR.

A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

2.1.32

Subsidiary

Any corporation, other than China Industrial Waste Management, in an unbroken chain of corporations beginning with China Industrial Waste Management, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken    chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.2  Other Definitions.

In addition to the above definitions, certain words and phrases used in this Plan and any Agreement hereunder may be defined in other portions of this Plan or in such Agreement.

 2.3  Conflicts.

In the case of any conflict in the terms of this Plan relating to a Benefit, the provisions in the section of this Plan which specifically grants such Benefit shall control those in a different section of this Plan. In the case of any conflict between the terms of this Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of this Plan shall control.

3.  COMMON STOCK

     3.1  Number of Shares.

Subject to adjustment as provided in Section 3.2 herein, the number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under this Plan shall not exceed two million five hundred thousand (2,500,000) Shares plus an annual increase, effective as of the first day of each calendar year, commencing with 2007, equal to Ten Percent (10%) of the number of outstanding shares of the Company’s Common Stock as of the first day of such calendar year, but in no event more than Ten Million (10,000,000) shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit.

     3.2  Reusage.

If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or

SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under this Plan. Any Shares which are used as full or partial payment to China Industrial Waste Management upon exercise of an Option or for any other Benefit that requires a payment to China Industrial Waste Management shall be available for purposes of this Plan.

     3.3  Adjustments.

If there is any change in the Common Stock of China Industrial Waste Management by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

4.  ELIGIBILITY

     4.1  Determined By Committee.

The Participants and the Benefits they receive under this Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with this Plan or an Agreement shall be made in its sole discretion.

5.  ADMINISTRATION

     5.1  Committee.

This Plan shall be administered by the Committee. The Committee shall consist of the Board of Directors, unless the Board of Directors appoints a Committee of two or more but less than all of the Board of Directors. If the Committee does not include the entire Board of Directors, it shall serve at the pleasure of the Board of Directors, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     5.2  Authority.

Subject to the terms of this Plan, the Committee shall have discretionary authority to:

          (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

          (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

          (c) interpret and construe this Plan and all Agreements;

          (d) prescribe, amend and rescind rules and regulations relating to this Plan;

          (e) determine the content and form of all Agreements;

          (f) determine all questions relating to Benefits under this Plan;

          (g) maintain accounts, records and ledgers relating to Benefits;

          (h) maintain records concerning its decisions and proceedings;

          (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

          (j) take, at any time, any action described in Section 9.1 or permitted by Section 9.2(a), irrespective of whether any Change of Control has occurred or is imminent;

          (k) determine, except to the extent otherwise provided in this Plan, whether and the extent to which Benefits under this Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

          (l) do and perform all acts which it may deem necessary or appropriate for the administration of this Plan and carry out the purposes of this Plan.

     5.3  Delegation.

Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under this Plan to any Employee, Employees or committee.

     5.4  Determinations of the Committee.

All determinations of the Committee shall be final.

6.  AMENDMENT

     6.1  Power of Board of Directors.

Except as hereinafter provided, the Board of Directors shall have the sole right and power to amend this Plan at any time and from time to time.

     6.2  Limitation.

The Board of Directors may not amend this Plan, without approval of the shareholders of China Industrial Waste Management:

          (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

          (b) in a manner which would cause this Plan to fail to meet the requirements of Rule 16b-3; or

          (c) in a manner which would violate applicable law.

7.  TERM AND TERMINATION

     7.1  Term.

This Plan shall commence as of the Effective Date and, subject to the terms of this Plan, including those requiring approval by the shareholders of China Industrial Waste Management and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

     7.2  Termination.

This Plan may be terminated at any time by the Board of Directors.

8.  MODIFICATION OR TERMINATION OF BENEFITS

     8.1  General.

Subject to the provisions of Section 8.2, the amendment or termination of this Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

     8.2  Committee's Right.

Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in this Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

9.  CHANGE OF CONTROL

     9.1  Vesting and Payment.

In the event of a Change of Control:

          (a) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with an SAR that is issued in tandem with the Option;

          (b) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

          (c) all Shares of Restricted Stock shall become fully vested;

          (d) all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

          (e) all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

     9.2  Other Action.

In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 9.1 above and to the extent not inconsistent therewith:

          (a) provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit;

          (b) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

          (c) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

10.  AGREEMENTS AND CERTAIN BENEFITS

     10.1  Grant Evidenced by Agreement.

The grant of any Benefit under this Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in this Plan, and the Agreement shall be subject to all of the terms of this Plan.

     10.2  Provisions of Agreement.

Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable or appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under this Plan.

     10.3  Transferability.

Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him or her.

11.  REPLACEMENT AND TANDEM AWARDS

     11.1  Replacement.

The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

     11.2  Tandem Awards.

Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

12.  PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

     12.1  Payment.

Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to China Industrial Waste Management, the amount due China Industrial Waste Management is to be paid:

          (a) in cash, including by means of a so-called "cashless exercise" of an Option;

          (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

          (c) by the tender to China Industrial Waste Management of Shares owned by the optionee and registered in his or her name having a Fair Market Value equal to the amount due to China Industrial Waste Management;

          (d) in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

          (e) by any combination of the payment methods specified in (a), (b), (c) and (d) above.

Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to China Industrial Waste Management for other Benefits shall be added to the general funds of China Industrial Waste Management or to the Shares held in treasury, as the case may be, and used for the corporate purposes of China Industrial Waste Management as the Board of Directors shall determine.

     12.2  Dividend Equivalents.

Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

     12.3  Deferral.

The right to receive any Benefit under this Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

    12.4  Withholding.

China Industrial Waste Management may, at the time any distribution is made under this Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or China Industrial Waste Management may require a participant to tender to China Industrial Waste Management cash and/or Shares in the amount necessary to comply with any such withholding requirements.

13.  OPTIONS

     13.1  Types of Options.

It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under this Plan.

     13.2  Grant of ISOs and Option Price.

Each ISO must be granted to an Employee and exercised within ten (10) years from the earlier of (i) the date of adoption by the Board of Directors or (ii) the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

     13.3  Other Requirements for ISOs.

The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

     13.4  NQSOs.

The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

     13.5  Determinations by Committee.

Except as otherwise provided in Section 13.1 through Section 13.4, the terms of all Options shall be determined by the Committee.

14.  SARS

     14.1  Grant and Payment.

The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

     14.2  Grant of Tandem Award.

The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares issuable under such Option.

     14.3  ISO Tandem Award.

When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

     14.4  Payment of Award.

SARs shall be paid by China Industrial Waste Management to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

15.  ANNUAL LIMITATIONS

     15.1  Limitation on SARs.

The number of SARs which may be granted to any Participant in any Fiscal Year shall not exceed 1,000,000.

     15.2  Computations.

For purposes of Section 15.1: SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and a new grant of SARs.

16.  RESTRICTED STOCK AND PERFORMANCE SHARES

     16.1  Restricted Stock.

The Committee may grant Benefits in Shares available under Section 3.1 of this Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture unless provided otherwise in the applicable Agreement or this Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to this Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and such legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

     16.2  Cost of Restricted Stock.

Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

     16.3  Non-Transferability.

Shares of Restricted Stock shall not be transferable until after the removal of the legend referred to in section

16.1 of this Plan with respect to such Shares.

     16.4  Performance Shares.

Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions of Performance Shares shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

     16.5  Grant.

The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

17.  CASH AWARDS

     17.1  Grant.

The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

     17.2  Rule 16b-3.

The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his or her cash compensation (excluding any Cash Award under this Section 17.2) for such Fiscal Year.

     17.3  Restrictions.

Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.

18.  OTHER STOCK BASED AWARDS AND OTHER BENEFITS

     18.1  Other Stock Based Awards.

The Committee shall have the right to grant other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

     18.2  Other Benefits.

The Committee shall have the right to provide other types of Benefits under this Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which this Plan was established.

19.  MISCELLANEOUS PROVISIONS

     19.1  Underscored References.

The underscored references contained in this Plan are included only for convenience, and they shall not be construed as a part of this Plan or in any respect affecting or modifying its provisions.

     19.2  Number and Gender.

The masculine and neuter, wherever used in this Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

    19.3  Unfunded Status of Plan.

This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by China Industrial Waste Management, nothing contained herein shall give any rights that are greater than those of a general creditor of China Industrial Waste Management. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Shares or payments hereunder consistent with the foregoing.

     19.4  Termination of Employment.

If the employment of a Participant by China Industrial Waste Management terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

     19.5  Designation of Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case China Industrial Waste Management, the Committee and the members thereof shall not be under any further liability to anyone.

     19.6  Governing Law.

This Plan shall be construed and administered in accordance with the laws of the State of Nevada without regard to any conflicts of laws principles.

  19.7  Purchase for Investment.

The Committee may require each person purchasing Shares pursuant to an Option or other award under this Plan to represent to and agree with China Industrial Waste Management in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under this Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause one or more legends to be put on any such certificates to make appropriate references to such restrictions.

     19.8  No Employment Contract.

Neither the adoption of this Plan nor the grant of any Benefit hereunder shall confer upon any Employee any right to continued employment by the Employer, nor shall this Plan or any Benefit hereunder interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

     19.9  No Effect on Other Benefits.

The receipt of Benefits under this Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.